Exhibit 99.5

Fourth Quarter 2009 Portfolio Loan and Lease Stratifications

Please refer to earnings release dated January 21, 2010 for further information including full results including those reported on a U.S. GAAP basis

Fourth Quarter 2009 Portfolio Loan and Lease Stratifications

Consumer

Brokered home equity ($1.9 billion)

Combined loan-to-value (origination)

		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	1%	1%	1%	<1%	1%	3%
	NPA + 90+ ratio	1.2%	14.4%	10.2%	12.9%	9.5%	9.7%
	YTD NCO ratio	6.7%	16.9%	35.2%	39.9%	29.7%	24.7%
Michigan	Loans (% of total)	2%	3%	5%	4%	7%	21%
	NPA + 90+ ratio	2.1%	3.1%	2.5%	2.7%	2.7%	2.6%
	YTD NCO ratio	4.2%	6.2%	7.3%	8.5%	10.8%	8.2%
Other	Loans (% of total)	7%	9%	16%	11%	33%	76%
	NPA + 90+ ratio	1.8%	2.9%	2.4%	2.7%	2.5%	2.5%
	YTD NCO ratio	2.1%	3.7%	4.8%	5.5%	7.9%	5.8%
Total	Loans (% of total)	10%	13%	22%	15%	41%	100%
	NPA + 90+ ratio	1.8%	3.6%	2.6%	2.9%	2.7%	2.7%
	YTD NCO ratio	2.8%	5.0%	6.2%	6.9%	8.9%	6.9%

1sts	Loans (% of total)	4%	4%	2%	1%	4%	14%
	NPA + 90+ ratio	2.5%	4.3%	3.1%	2.4%	3.6%	3.3%
	YTD NCO ratio	2.6%	4.1%	4.5%	1.4%	3.8%	3.6%
2nds	Loans (% of total)	5%	9%	20%	14%	37%	86%
	NPA + 90+ ratio	1.3%	3.3%	2.6%	2.9%	2.6%	2.6%
	YTD NCO ratio	2.9%	5.3%	6.4%	7.1%	9.4%	7.5%
Total	Loans (% of total)	10%	13%	22%	15%	41%	100%
	NPA + 90+ ratio	1.8%	3.6%	2.6%	2.9%	2.7%	2.7%
	YTD NCO ratio	2.8%	5.0%	6.2%	6.9%	8.9%	6.9%

HE loans	Loans (% of total)	2%	3%	5%	3%	12%	25%
	NPA + 90+ ratio	1.6%	5.6%	3.1%	3.7%	2.8%	3.2%
	YTD NCO ratio	3.4%	3.5%	5.5%	6.1%	8.7%	6.8%
HELOCs	Loans (% of total)	8%	10%	18%	11%	28%	75%
	NPA + 90+ ratio	1.9%	3.0%	2.5%	2.6%	2.7%	2.6%
	YTD NCO ratio	2.7%	5.4%	6.4%	7.1%	9.0%	6.9%
Total	Loans (% of total)	10%	13%	22%	15%	41%	100%
	NPA + 90+ ratio	1.8%	3.6%	2.6%	2.9%	2.7%	2.7%
	YTD NCO ratio	2.8%	5.0%	6.2%	6.9%	8.9%	6.9%

< 660#	Loans (% of total)	<1%	1%	1%	1%	1%	4%
	NPA + 90+ ratio	2.9%	11.7%	5.5%	3.9%	2.7%	4.8%
	YTD NCO ratio	8.4%	14.1%	8.6%	11.6%	14.6%	11.7%
660-689	Loans (% of total)	1%	1%	3%	2%	5%	12%
	NPA + 90+ ratio	3.2%	8.7%	3.7%	3.4%	3.3%	3.9%
	YTD NCO ratio	2.1%	8.5%	9.0%	10.0%	12.6%	10.3%
690-719	Loans (% of total)	1%	2%	4%	3%	10%	21%
	NPA + 90+ ratio	3.6%	4.5%	2.8%	3.0%	3.6%	3.4%
	YTD NCO ratio	3.9%	7.9%	8.3%	8.5%	9.8%	8.7%
720-749	Loans (% of total)	1%	3%	5%	4%	11%	23%
	NPA + 90+ ratio	2.1%	2.6%	3.6%	2.7%	2.6%	2.8%
	YTD NCO ratio	6.5%	6.6%	6.9%	5.6%	8.9%	7.6%
750+	Loans (% of total)	5%	6%	9%	6%	13%	39%
	NPA + 90+ ratio	0.9%	2.1%	1.3%	2.6%	1.9%	1.8%
	YTD NCO ratio	0.9%	1.8%	3.8%	5.2%	6.0%	4.0%
Other^	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	2.9%	10.8%	0.0%	0.0%	0.0%	2.5%
	YTD NCO ratio	5.3%	0.0%	0.0%	0.0%	2.7%	4.1%
Total	Loans (% of total)	10%	13%	22%	15%	41%	100%
	NPA + 90+ ratio	1.8%	3.6%	2.6%	2.9%	2.7%	2.7%
	YTD NCO ratio	2.8%	5.0%	6.2%	6.9%	8.9%	6.9%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

Retail direct home equity ($10.3 billion)

Combined loan-to-value (origination)

		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	5%	2%	1%	<1%	<1%	9%
	NPA + 90+ ratio	1.3%	1.8%	5.0%	2.9%	5.0%	2.0%
	YTD NCO ratio	2.3%	5.6%	12.6%	8.3%	23.7%	5.1%
Michigan	Loans (% of total)	9%	5%	4%	2%	2%	21%
	NPA + 90+ ratio	1.1%	1.2%	1.6%	1.2%	2.2%	1.3%
	YTD NCO ratio	1.1%	1.8%	3.2%	4.4%	6.0%	2.4%
Other	Loans (% of total)	29%	16%	13%	5%	8%	70%
	NPA + 90+ ratio	0.8%	1.0%	0.9%	1.4%	1.4%	0.9%
	YTD NCO ratio	0.6%	0.7%	1.9%	2.6%	3.0%	1.2%
Total	Loans (% of total)	43%	23%	18%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.1%	1.3%	1.4%	1.7%	1.1%
	YTD NCO ratio	0.9%	1.3%	2.8%	3.3%	4.3%	1.8%
1sts	Loans (% of total)	17%	7%	3%	1%	1%	28%
	NPA + 90+ ratio	0.7%	1.4%	1.6%	2.2%	1.5%	1.0%
	YTD NCO ratio	0.5%	0.9%	2.0%	3.6%	2.8%	0.9%
2nds	Loans (% of total)	26%	16%	15%	6%	9%	72%
	NPA + 90+ ratio	1.0%	0.9%	1.2%	1.3%	1.7%	1.2%
	YTD NCO ratio	1.2%	1.5%	2.9%	3.3%	4.4%	2.2%
Total	Loans (% of total)	43%	23%	18%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.1%	1.3%	1.4%	1.7%	1.1%
	YTD NCO ratio	0.9%	1.3%	2.8%	3.3%	4.3%	1.8%
HE loans	Loans (% of total)	4%	2%	2%	1%	2%	12%
	NPA + 90+ ratio	1.9%	1.4%	1.5%	1.2%	1.6%	1.6%
	YTD NCO ratio	1.1%	1.6%	2.1%	3.1%	5.1%	2.2%
HELOCs	Loans (% of total)	38%	21%	15%	5%	8%	88%
	NPA + 90+ ratio	0.8%	1.0%	1.2%	1.4%	1.7%	1.0%
	YTD NCO ratio	0.9%	1.3%	2.9%	3.3%	4.1%	1.8%
Total	Loans (% of total)	43%	23%	18%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.1%	1.3%	1.4%	1.7%	1.1%
	YTD NCO ratio	0.9%	1.3%	2.8%	3.3%	4.3%	1.8%
< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	4%
	NPA + 90+ ratio	2.3%	3.2%	4.0%	3.8%	3.5%	3.2%
	YTD NCO ratio	3.2%	4.1%	7.6%	7.0%	10.7%	5.8%
660-689	Loans (% of total)	2%	2%	1%	1%	1%	7%
	NPA + 90+ ratio	1.8%	2.7%	2.7%	3.2%	2.0%	2.3%
	YTD NCO ratio	1.7%	2.8%	6.7%	6.9%	6.8%	4.4%
690-719	Loans (% of total)	3%	3%	3%	1%	2%	11%
	NPA + 90+ ratio	1.0%	2.4%	2.0%	2.5%	2.5%	2.0%
	YTD NCO ratio	1.4%	2.7%	4.6%	4.7%	4.9%	3.3%
720-749	Loans (% of total)	4%	4%	3%	1%	2%	15%
	NPA + 90+ ratio	0.9%	1.4%	1.1%	0.9%	1.3%	1.1%
	YTD NCO ratio	0.8%	1.5%	2.8%	3.1%	4.3%	2.2%
750+	Loans (% of total)	20%	14%	9%	3%	4%	50%
	NPA + 90+ ratio	0.3%	0.5%	0.7%	0.6%	1.1%	0.5%
	YTD NCO ratio	0.2%	0.7%	1.3%	1.8%	2.4%	0.8%
Other^	Loans (% of total)	12%	<1%	<1%	<1%	<1%	13%
	NPA + 90+ ratio	1.5%	0.2%	0.9%	1.8%	1.1%	1.4%
	YTD NCO ratio	1.6%	0.1%	0.2%	0.9%	1.3%	1.6%
Total	Loans (% of total)	43%	23%	18%	6%	10%	100%
	NPA + 90+ ratio	0.9%	1.1%	1.3%	1.4%	1.7%	1.1%
	YTD NCO ratio	0.9%	1.3%	2.8%	3.3%	4.3%	1.8%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

Total home equity ($12.2 billion)
Combined loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	5%	2%	1%	<1%	<1%	8%
	NPA + 90+ ratio	1.3%	2.6%	5.6%	4.3%	6.6%	2.5%
	YTD NCO ratio	2.4%	6.4%	15.0%	12.7%	25.8%	6.3%
Michigan	Loans (% of total)	8%	4%	4%	2%	3%	21%
	NPA + 90+ ratio	1.1%	1.3%	1.8%	1.7%	2.4%	1.5%
	YTD NCO ratio	1.2%	2.2%	4.0%	5.7%	7.8%	3.3%
Other	Loans (% of total)	25%	15%	13%	6%	12%	71%
	NPA + 90+ ratio	0.8%	1.2%	1.2%	1.8%	1.9%	1.2%
	YTD NCO ratio	0.7%	1.0%	2.5%	3.5%	5.2%	2.0%
Total	Loans (% of total)	38%	21%	18%	8%	15%	100%
	NPA + 90+ ratio	0.9%	1.3%	1.5%	1.8%	2.1%	1.4%
	YTD NCO ratio	1.0%	1.7%	3.4%	4.4%	6.3%	2.6%
1sts	Loans (% of total)	15%	6%	3%	1%	1%	26%
	NPA + 90+ ratio	0.8%	1.7%	1.8%	2.2%	2.5%	1.2%
	YTD NCO ratio	0.6%	1.2%	2.4%	3.2%	3.3%	1.1%
2nds	Loans (% of total)	23%	15%	16%	7%	14%	74%
	NPA + 90+ ratio	1.0%	1.2%	1.5%	1.8%	2.1%	1.4%
	YTD NCO ratio	1.2%	1.9%	3.6%	4.4%	6.5%	3.2%
Total	Loans (% of total)	38%	21%	18%	8%	15%	100%
	NPA + 90+ ratio	0.9%	1.3%	1.5%	1.8%	2.1%	1.4%
	YTD NCO ratio	1.0%	1.7%	3.4%	4.4%	6.3%	2.6%
HE loans	Loans (% of total)	4%	2%	3%	1%	4%	14%
	NPA + 90+ ratio	1.9%	2.2%	2.0%	2.0%	2.3%	2.1%
	YTD NCO ratio	1.2%	2.0%	3.1%	4.1%	7.1%	3.5%
HELOCs	Loans (% of total)	34%	19%	16%	6%	11%	86%
	NPA + 90+ ratio	0.8%	1.2%	1.5%	1.8%	2.1%	1.3%
	YTD NCO ratio	1.0%	1.6%	3.5%	4.4%	6.0%	2.5%
Total	Loans (% of total)	38%	21%	18%	8%	15%	100%
	NPA + 90+ ratio	0.9%	1.3%	1.5%	1.8%	2.1%	1.4%
	YTD NCO ratio	1.0%	1.7%	3.4%	4.4%	6.3%	2.6%
< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	4%
	NPA + 90+ ratio	2.4%	4.1%	4.3%	3.8%	3.3%	3.5%
	YTD NCO ratio	3.6%	5.1%	7.8%	8.5%	12.0%	6.9%
660-689	Loans (% of total)	2%	1%	2%	1%	2%	8%
	NPA + 90+ ratio	1.9%	3.4%	3.0%	3.2%	2.6%	2.7%
	YTD NCO ratio	1.7%	3.5%	7.3%	8.0%	9.5%	5.9%
690-719	Loans (% of total)	3%	3%	3%	1%	3%	13%
	NPA + 90+ ratio	1.2%	2.7%	2.2%	2.7%	3.0%	2.4%
	YTD NCO ratio	1.5%	3.4%	5.5%	6.0%	7.3%	4.7%
720-749	Loans (% of total)	4%	4%	4%	2%	4%	17%
	NPA + 90+ ratio	1.0%	1.5%	1.6%	1.5%	1.9%	1.5%
	YTD NCO ratio	1.2%	2.1%	3.7%	3.9%	6.5%	3.4%
750+	Loans (% of total)	18%	13%	9%	3%	6%	49%
	NPA + 90+ ratio	0.4%	0.6%	0.8%	1.1%	1.4%	0.7%
	YTD NCO ratio	0.3%	0.8%	1.7%	2.7%	3.8%	1.3%
Other^	Loans (% of total)	10%	<1%	<1%	<1%	<1%	11%
	NPA + 90+ ratio	1.5%	0.4%	0.8%	1.6%	0.9%	1.5%
	YTD NCO ratio	1.6%	0.1%	0.2%	0.9%	1.6%	1.6%
Total	Loans (% of total)	38%	21%	18%	8%	15%	100%
	NPA + 90+ ratio	0.9%	1.3%	1.5%	1.8%	2.1%	1.4%
	YTD NCO ratio	1.0%	1.7%	3.4%	4.4%	6.3%	2.6%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

Total residential mortgage ($8.0 billion)
FICO (origination)
		< 660#	660-689	690-719	720-750	750+	Other^	Total
Lots	Loans (% of total)	<1%	<1%	1%	1%	2%	3%	7%
	NPA + 90+ ratio	25.8%	20.6%	17.8%	12.4%	7.5%	22.7%	16.3%
	YTD NCO ratio	22.3%	26.3%	19.1%	14.4%	9.1%	22.4%	17.3%
Residential construction	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	-5.5%	-0.6%
Other non-owner occupied	Loans (% of total)	<1%	<1%	<1%	<1%	1%	4%	6%
	NPA + 90+ ratio	40.9%	27.5%	26.3%	19.3%	9.2%	22.2%	21.8%
	YTD NCO ratio	22.8%	23.1%	20.4%	16.8%	17.1%	10.7%	13.8%
Owner occupied	Loans (% of total)	10%	7%	11%	12%	27%	20%	86%
	NPA + 90+ ratio	11.5%	10.8%	8.0%	5.0%	2.7%	10.5%	7.1%
	YTD NCO ratio	4.6%	4.0%	2.7%	2.2%	1.2%	3.1%	2.6%
Total	Loans (% of total)	10%	8%	12%	13%	30%	26%	100%
	NPA + 90+ ratio	12.7%	12.0%	9.3%	6.0%	3.2%	13.4%	8.7%
	YTD NCO ratio	5.6%	6.0%	4.5%	3.5%	2.2%	6.1%	4.3%

Total residential mortgage ($8.0 billion)
Loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Lots	Loans (% of total)	1%	2%	2%	<1%	2%	7%
	NPA + 90+ ratio	21.0%	22.7%	14.6%	11.6%	11.5%	16.3%
	YTD NCO ratio	19.0%	27.4%	15.5%	8.1%	11.1%	17.3%
Residential construction	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.2%	-1.8%	0.7%	0.0%	0.0%	-0.6%
Other non-owner occupied	Loans (% of total)	1%	3%	1%	<1%	<1%	6%
	NPA + 90+ ratio	15.1%	21.4%	31.8%	22.5%	14.6%	21.8%
	YTD NCO ratio	8.4%	12.9%	21.1%	12.8%	16.4%	13.8%
Owner occupied	Loans (% of total)	24%	35%	8%	5%	14%	86%
	NPA + 90+ ratio	5.4%	6.5%	12.4%	11.7%	6.9%	7.1%
	YTD NCO ratio	1.1%	2.2%	5.3%	4.8%	3.9%	2.6%
Total	Loans (% of total)	26%	41%	11%	5%	17%	100%
	NPA + 90+ ratio	6.4%	8.4%	14.8%	12.1%	7.7%	8.7%
	YTD NCO ratio	2.0%	4.2%	8.6%	5.2%	5.2%	4.3%

Total residential mortgage ($8.0 billion)
		Florida	Michigan	Other	Total
Lots	Loans (% of total)	3%	1%	3%	7%
	NPA + 90+ ratio	24.8%	6.0%	9.3%	16.3%
	YTD NCO ratio	30.1%	3.0%	6.4%	17.3%
Residential	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	1.1%	0.0%	-1.6%	-0.6%
Other non-owner occupied	Loans (% of total)	4%	<1%	2%	6%
	NPA + 90+ ratio	26.3%	29.1%	12.8%	21.8%
	YTD NCO ratio	16.6%	21.5%	7.8%	13.8%
Owner occupied	Loans (% of total)	21%	13%	52%	86%
	NPA + 90+ ratio	12.8%	6.2%	5.0%	7.1%
	YTD NCO ratio	5.4%	3.3%	1.3%	2.6%
Total	Loans (% of total)	28%	14%	58%	100%
	NPA + 90+ ratio	16.0%	6.6%	5.6%	8.7%
	YTD NCO ratio	9.9%	3.6%	1.8%	4.3%

#	Loans with FICO < 660 include CRA and FHA/VA loans as well as relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

Total auto ($9.0 billion)
FICO (origination)
		< 660	660-689	690-719	720-750	750+	Other^	Total
Auto/Van	Loans (% of total)	1%	3%	8%	9%	20%	<1%	42%
	NPA + 90+ ratio	1.1%	0.9%	0.6%	0.4%	0.2%	0.9%	0.4%
	YTD NCO ratio	5.5%	3.9%	2.4%	1.5%	0.6%	3.0%	1.5%
Small/Med SUV and Compact Pickup	Loans (% of total)	<1%	2%	5%	6%	14%	<1%	28%
	NPA + 90+ ratio	1.2%	0.9%	0.5%	0.4%	0.1%	0.6%	0.3%
	YTD NCO ratio	5.1%	3.2%	2.2%	1.2%	0.5%	1.8%	1.2%
Large SUV/Full Size Pickup	Loans (% of total)	<1%	2%	4%	5%	9%	1%	22%
	NPA + 90+ ratio	1.2%	1.0%	0.8%	0.5%	0.2%	0.3%	0.5%
	YTD NCO ratio	4.0%	3.9%	2.4%	1.5%	0.6%	2.1%	1.5%
Other	Loans (% of total)	<1%	1%	1%	2%	4%	<1%	8%
	NPA + 90+ ratio	1.2%	2.5%	1.4%	1.2%	0.6%	2.9%	1.1%
	YTD NCO ratio	5.7%	6.3%	5.5%	3.7%	1.6%	10.6%	3.6%
Total	Loans (% of total)	2%	8%	19%	22%	48%	2%	100%
	NPA + 90+ ratio	1.1%	1.0%	0.7%	0.5%	0.2%	1.0%	0.5%
	YTD NCO ratio	5.1%	3.9%	2.6%	1.6%	0.6%	4.1%	1.6%
New	Loans (% of total)	1%	3%	8%	10%	25%	1%	48%
	NPA + 90+ ratio	1.2%	1.0%	0.6%	0.5%	0.1%	0.5%	0.3%
	YTD NCO ratio	4.6%	3.4%	2.1%	1.4%	0.4%	1.8%	1.2%
Used	Loans (% of total)	1%	5%	11%	12%	23%	1%	52%
	NPA + 90+ ratio	1.1%	1.0%	0.8%	0.5%	0.3%	1.8%	0.6%
	YTD NCO ratio	5.4%	4.3%	2.9%	1.7%	0.8%	7.3%	2.0%
Total	Loans (% of total)	2%	8%	19%	22%	48%	2%	100%
	NPA + 90+ ratio	1.1%	1.0%	0.7%	0.5%	0.2%	1.0%	0.5%
	YTD NCO ratio	5.1%	3.9%	2.6%	1.6%	0.6%	4.1%	1.6%
<=100% advance rate	Loans (% of total)	1%	5%	9%	11%	30%	2%	58%
	NPA + 90+ ratio	0.8%	0.9%	0.5%	0.3%	0.1%	1.1%	0.3%
	YTD NCO ratio	4.2%	2.6%	1.6%	0.9%	0.3%	4.0%	1.0%
>100% advance rate	Loans (% of total)	1%	3%	9%	11%	18%	<1%	42%
	NPA + 90+ ratio	1.7%	1.3%	0.9%	0.7%	0.4%	0.7%	0.6%
	YTD NCO ratio	6.8%	5.8%	3.5%	2.2%	1.2%	4.8%	2.4%
Total	Loans (% of total)	2%	8%	19%	22%	48%	2%	100%
	NPA + 90+ ratio	1.1%	1.0%	0.7%	0.5%	0.2%	1.0%	0.5%
	YTD NCO ratio	5.1%	3.9%	2.6%	1.6%	0.6%	4.1%	1.6%
<=60 month term	Loans (% of total)	<1%	2%	4%	5%	16%	1%	28%
	NPA + 90+ ratio	1.0%	0.7%	0.4%	0.3%	0.1%	0.5%	0.2%
	YTD NCO ratio	4.4%	2.8%	1.4%	0.7%	0.2%	3.3%	0.8%
>60 month term	Loans (% of total)	1%	6%	15%	17%	32%	1%	72%
	NPA + 90+ ratio	1.2%	1.1%	0.7%	0.6%	0.3%	1.5%	0.5%
	YTD NCO ratio	5.4%	4.2%	2.8%	1.8%	0.8%	4.9%	1.9%
Total	Loans (% of total)	2%	8%	19%	22%	48%	2%	100%
	NPA + 90+ ratio	1.1%	1.0%	0.7%	0.5%	0.2%	1.0%	0.5%
	YTD NCO ratio	5.1%	3.9%	2.6%	1.6%	0.6%	4.1%	1.6%

^	Includes acquired loans where FICOs at origination is not available

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

		Consumer loans by vintage
		Mortgage				Home equity
		Lot	Resi constr	Other non- owner occ’d	Owner occ’d	Brokered	Direct	Auto	Card	Other	Total
2009	Loans (% of total, by loan type)	<1%	29%	1%	7%	0%	5%	39%	17%	8%	15%
	NPA + 90+ ratio	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.1%	1.5%	0.0%	0.2%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.8%	0.0%	0.2%
2008	Loans (% of total, by loan type)	2%	37%	2%	15%	1%	14%	28%	16%	40%	17%
	NPA + 90+ ratio	6.8%	0.0%	5.4%	4.9%	0.0%	0.3%	0.5%	7.6%	0.1%	1.7%
	YTD NCO ratio	1.0%	0.0%	7.3%	1.1%	1.0%	0.7%	2.0%	8.9%	1.2%	1.7%
2007	Loans (% of total, by loan type)	14%	25%	9%	17%	14%	11%	15%	28%	26%	15%
	NPA + 90+ ratio	11.6%	0.0%	19.5%	7.3%	2.3%	1.0%	0.5%	9.4%	0.1%	3.8%
	YTD NCO ratio	11.8%	0.4%	26.3%	3.2%	5.5%	2.0%	2.6%	11.2%	2.6%	3.8%
2006	Loans (% of total, by loan type)	35%	4%	18%	14%	32%	13%	8%	10%	11%	13%
	NPA + 90+ ratio	15.1%	0.0%	29.3%	12.5%	3.7%	1.8%	0.8%	10.7%	0.2%	6.0%
	YTD NCO ratio	14.5%	-18.4%	20.5%	5.3%	10.4%	4.2%	3.3%	11.0%	4.9%	6.3%
2005	Loans (% of total, by loan type)	38%	2%	37%	23%	26%	13%	6%	8%	9%	15%
	NPA + 90+ ratio	18.8%	0.0%	26.5%	8.4%	2.4%	1.5%	0.7%	5.9%	0.2%	6.0%
	YTD NCO ratio	23.1%	2.1%	15.1%	3.2%	6.8%	2.7%	2.5%	9.6%	4.2%	5.0%
2004 & prior	Loans (% of total, by loan type)	11%	2%	32%	24%	26%	43%	4%	21%	7%	24%
	NPA + 90+ ratio	20.0%	0.0%	14.8%	6.0%	2.2%	1.2%	1.5%	8.9%	0.4%	3.3%
	YTD NCO ratio	16.3%	0.0%	5.9%	1.7%	3.7%	1.4%	3.6%	9.3%	5.2%	2.3%
Total	Loans (% of total, by loan type)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
	NPA + 90+ ratio	16.3%	0.0%	21.8%	7.1%	2.7%	1.1%	0.5%	7.6%	0.1%	3.4%
	YTD NCO ratio	17.3%	-0.6%	13.8%	2.6%	6.9%	1.8%	1.6%	8.5%	2.5%	3.1%

Note: Consumer net charge-off ratios are calculated using end of period loan balances

Note: Percentages may not sum due to rounding

Fourth Quarter 2009 Portfolio Loan and Lease Stratifications

Commercial

Total commercial loans ($44.8 billion)
		Florida	Michigan	Other	Total
Other non-owner occupied RE	Loans (% of total)	3%	4%	13%	21%
	NPA ratio	27.4%	9.5%	12.5%	14.2%
	YTD NCO ratio	14.7%	6.1%	5.1%	6.9%
Owner-occupied RE	Loans (% of total)	2%	4%	8%	13%
	NPA ratio	10.5%	5.4%	4.6%	5.5%
	YTD NCO ratio	2.6%	2.7%	1.4%	1.9%
C&I	Loans (% of total)	4%	9%	44%	57%
	NPA ratio	6.4%	3.5%	2.7%	3.0%
	YTD NCO ratio	6.7%	3.5%	2.1%	2.6%
Commercial lease	Loans (% of total)	<1%	1%	7%	8%
	NPA ratio	9.0%	4.2%	1.7%	1.9%
	YTD NCO ratio	0.0%	0.1%	0.2%	0.2%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	NM	0.0%	NM	NM
Total	Loans (% of total)	9%	18%	73%	100%
	NPA ratio	15.2%	5.4%	4.6%	5.7%
	YTD NCO ratio	9.2%	4.0%	2.4%	3.3%
C&I	Loans (% of total)	4%	9%	44%	57%
	NPA ratio	6.4%	3.5%	2.7%	3.0%
	YTD NCO ratio	6.7%	3.5%	2.1%	2.6%
Commercial mortgage	Loans (% of total)	3%	7%	16%	26%
	NPA ratio	18.5%	6.4%	7.0%	8.3%
	YTD NCO ratio	7.6%	3.4%	2.5%	3.4%
Commercial construction	Loans (% of total)	2%	1%	6%	8%
	NPA ratio	30.3%	14.8%	16.5%	18.7%
	YTD NCO ratio	18.3%	10.5%	6.6%	9.2%
Commercial lease	Loans (% of total)	<1%	1%	7%	8%
	NPA ratio	9.0%	4.2%	1.7%	1.9%
	YTD NCO ratio	0.0%	0.1%	0.2%	0.2%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	NM	0.0%	NM	NM
Total	Loans (% of total)	9%	18%	73%	100%
	NPA ratio	15.2%	5.4%	4.6%	5.7%
	YTD NCO ratio	9.2%	4.0%	2.4%	3.3%
Homebuilders / developers (included in #’s above)	Loans (% of total)	1%	1%	2%	3%
	NPA ratio	50.7%	25.4%	32.7%	35.1%
	YTD NCO ratio	24.9%	20.3%	14.3%	17.5%

NPAs exclude loans held-for-sale

Note: Percentages may not sum due to rounding

Total commercial loans ($44.8 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total
Other non-owner occupied RE	Loans (% of total)	<1%	14%	7%	<1%	21%
	NPA ratio	0.0%	11.0%	20.6%	0.0%	14.2%
	YTD NCO ratio	0.0%	4.8%	10.6%	0.0%	6.9%
Owner-occupied RE	Loans (% of total)	<1%	12%	1%	<1%	13%
	NPA ratio	0.0%	5.2%	8.0%	0.0%	5.5%
	YTD NCO ratio	0.0%	1.8%	2.5%	0.0%	1.9%
C&I	Loans (% of total)	57%	<1%	<1%	<1%	57%
	NPA ratio	3.0%	0.0%	0.0%	0.0%	3.0%
	YTD NCO ratio	2.6%	0.0%	0.0%	0.0%	2.6%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	8%	8%
	NPA ratio	0.0%	0.0%	0.0%	1.9%	1.9%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.2%	0.2%
Other	Loans (% of total)	<1%	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	NM	0.0%	0.0%	NM
Total	Loans (% of total)	57%	26%	8%	8%	100%
	NPA ratio	3.0%	8.3%	18.7%	1.9%	5.7%
	YTD NCO ratio	2.6%	3.4%	9.2%	0.2%	3.3%
Homebuilders / developers (included in #’s above)	Loans (% of total)	<1%	2%	1%	<1%	3%
	NPA ratio	14.7%	34.1%	42.3%	0.0%	35.1%
	YTD NCO ratio	11.8%	15.2%	21.0%	0.0%	17.5%

NPAs exclude loans held-for-sale

Note: Percentages may not sum due to rounding

Total commercial loans ($44.8 billion)
		Residential raw land	Residential developed land	Residential vertical land	Commercial raw land	Commercial developed land	Other	Total
Other non-owner occupied RE	Loans (% of total)	1%	1%	2%	1%	1%	15%	21%
	NPA ratio	33.8%	38.1%	30.7%	22.2%	24.7%	7.7%	14.2%
	YTD NCO ratio	16.7%	22.4%	17.6%	10.2%	8.1%	2.5%	6.9%
Owner-occupied RE	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	13%	13%
	NPA ratio	0.0%	59.0%	9.2%	0.0%	0.5%	5.4%	5.5%
	YTD NCO ratio	0.0%	1.7%	5.1%	0.0%	NM	1.8%	1.9%
C&I	Loans (% of total)	<1%	<1%	1%	<1%	<1%	56%	57%
	NPA ratio	31.3%	10.4%	15.2%	3.8%	2.8%	2.8%	3.0%
	YTD NCO ratio	19.3%	5.4%	8.4%	0.5%	6.9%	2.5%	2.6%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	8%	8%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	1.9%	1.9%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%
Other	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	NM	NM
Total	Loans (% of total)	1%	1%	3%	1%	1%	92%	100%
	NPA ratio	33.7%	37.1%	24.5%	16.9%	21.6%	3.9%	5.7%
	YTD NCO ratio	16.8%	21.3%	14.4%	7.6%	7.6%	2.2%	3.3%
Florida	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	7%	9%
	NPA ratio	65.4%	35.5%	51.0%	7.8%	38.2%	9.5%	15.2%
	YTD NCO ratio	20.2%	36.0%	36.6%	9.7%	12.8%	4.8%	9.2%
Michigan	Loans (% of total)	<1%	<1%	1%	<1%	<1%	16%	18%
	NPA ratio	24.3%	31.0%	16.7%	29.0%	2.7%	4.2%	5.4%
	YTD NCO ratio	21.2%	28.5%	15.7%	14.3%	4.1%	2.7%	4.0%
Other	Loans (% of total)	1%	1%	2%	1%	1%	68%	73%
	NPA ratio	27.2%	39.1%	21.4%	16.6%	15.8%	3.2%	4.6%
	YTD NCO ratio	13.5%	13.2%	8.6%	5.3%	5.3%	1.8%	2.4%
Total	Loans (% of total)	1%	1%	3%	1%	1%	92%	100%
	NPA ratio	33.7%	37.1%	24.5%	16.9%	21.6%	3.9%	5.7%
	YTD NCO ratio	16.8%	21.3%	14.4%	7.6%	7.6%	2.2%	3.3%
Homebuilders / developers (included in #’s above)	Loans (% of total) NPA ratio YTD NCO ratio	1%	1%	1%	<1%	<1%	<1%	3%
		34.0%	37.1%	41.2%	0.0%	0.0%	9.0%	35.1%
		15.9%	18.3%	19.9%	0.0%	0.0%	12.4%	17.5%

NPAs exclude loans held-for-sale

Note: Percentages may not sum due to rounding

Total commercial loans ($44.8 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total
Accommodation	Loans (% of total)	1%	1%	<1%	<1%	2%
	NPA ratio	4.1%	7.1%	9.6%	3.4%	5.5%
	YTD NCO ratio	1.7%	3.5%	0.3%	0.0%	2.3%
Auto manufacturing	Loans (% of total)	1%	<1%	<1%	<1%	1%
	NPA ratio	3.9%	1.7%	0.0%	0.0%	3.5%
	YTD NCO ratio	3.1%	0.0%	0.0%	NM	2.7%
Construction	Loans (% of total)	3%	3%	3%	<1%	8%
	NPA ratio	7.1%	23.7%	32.6%	4.4%	20.5%
	YTD NCO ratio	5.7%	10.5%	15.6%	0.6%	10.8%
Finance & insurance	Loans (% of total)	9%	<1%	<1%	<1%	10%
	NPA ratio	0.9%	5.2%	0.0%	0.0%	1.0%
	YTD NCO ratio	1.0%	0.7%	0.5%	0.0%	0.9%
Manufacturing	Loans (% of total)	11%	1%	<1%	1%	13%
	NPA ratio	3.8%	3.4%	0.0%	1.3%	3.6%
	YTD NCO ratio	1.9%	3.0%	0.0%	0.0%	1.8%
Real estate	Loans (% of total)	4%	13%	4%	<1%	22%
	NPA ratio	5.8%	8.5%	15.2%	0.9%	9.1%
	YTD NCO ratio	4.4%	3.3%	7.1%	0.9%	4.2%
Retail trade	Loans (% of total)	2%	1%	<1%	<1%	3%
	NPA ratio	2.5%	6.1%	5.8%	0.1%	3.6%
	YTD NCO ratio	2.3%	2.1%	4.5%	NM	2.2%
Auto retailers	Loans (% of total)	2%	1%	<1%	<1%	3%
	NPA ratio	2.7%	9.9%	8.2%	0.0%	4.6%
	YTD NCO ratio	6.2%	2.4%	0.5%	0.0%	5.3%
Wholesale trade	Loans (% of total)	4%	1%	<1%	<1%	5%
	NPA ratio	2.4%	2.8%	4.8%	0.6%	2.4%
	YTD NCO ratio	2.2%	1.7%	0.7%	NM	2.0%
Other	Loans (% of total)	20%	5%	1%	6%	32%
	NPA ratio	2.5%	3.1%	3.1%	2.2%	2.6%
	YTD NCO ratio	2.5%	0.9%	2.4%	0.2%	1.9%
Total	Loans (% of total)	57%	26%	8%	8%	100%
	NPA ratio	3.0%	8.3%	18.7%	1.9%	5.7%
	YTD NCO ratio	2.6%	3.4%	9.2%	0.2%	3.3%

NPAs exclude loans held-for-sale

Note: Percentages may not sum due to rounding

Total commercial loans ($44.8 billion)
		Florida	Michigan	Other	Total
Accommodation	Loans (% of total)	<1%	<1%	1%	2%
	NPA ratio	13.4%	4.6%	3.3%	5.5%
	YTD NCO ratio	3.0%	2.9%	2.0%	2.3%
Auto manufacturing	Loans (% of total)	<1%	<1%	<1%	1%
	NPA ratio	0.0%	5.4%	1.2%	3.5%
	YTD NCO ratio	0.0%	4.8%	0.6%	2.7%
Construction	Loans (% of total)	1%	1%	6%	8%
	NPA ratio	38.3%	14.3%	18.7%	20.5%
	YTD NCO ratio	21.8%	11.4%	8.6%	10.8%
Finance & insurance	Loans (% of total)	<1%	1%	8%	10%
	NPA ratio	1.5%	0.5%	1.1%	1.0%
	YTD NCO ratio	3.4%	0.3%	0.9%	0.9%
Manufacturing	Loans (% of total)	<1%	2%	11%	13%
	NPA ratio	9.2%	3.1%	3.5%	3.6%
	YTD NCO ratio	6.1%	1.4%	1.7%	1.8%
Real estate	Loans (% of total)	3%	6%	14%	22%
	NPA ratio	24.8%	7.6%	6.3%	9.1%
	YTD NCO ratio	13.9%	4.0%	2.1%	4.2%
Retail trade	Loans (% of total)	<1%	1%	2%	3%
	NPA ratio	6.8%	6.6%	2.1%	3.6%
	YTD NCO ratio	2.8%	4.5%	1.3%	2.2%
Auto retailers	Loans (% of total)	<1%	<1%	2%	3%
	NPA ratio	9.2%	1.7%	4.7%	4.6%
	YTD NCO ratio	12.0%	3.2%	4.9%	5.3%
Wholesale trade	Loans (% of total)	<1%	1%	4%	5%
	NPA ratio	1.3%	2.1%	2.5%	2.4%
	YTD NCO ratio	0.4%	3.3%	1.9%	2.0%
Other	Loans (% of total)	3%	4%	25%	32%
	NPA ratio	1.7%	3.4%	2.5%	2.6%
	YTD NCO ratio	1.2%	3.7%	1.6%	1.9%
Total	Loans (% of total)	9%	18%	73%	100%
	NPA ratio	15.2%	5.4%	4.6%	5.7%
	YTD NCO ratio	9.2%	4.0%	2.4%	3.3%

NPAs exclude loans held-for-sale

Note: Percentages may not sum due to rounding

Cautionary Statement

This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.